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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 26, 2008
                                                          ------------------


                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 1-6770                   25-0790410
         --------                 ------                   ----------
     (State or other          (Commission File         (IRS Employer
     jurisdiction                 Number)              Identification No.)
     of incorporation)

    8285 Tournament Drive
          Suite 150
     Memphis, Tennessee                                        38125
     ------------------                                        -----
    (Address of principal                                     Zip Code
      executive offices)


Registrant's telephone number, including area code:    (901) 753-3200
                                                       --------------

Registrant's Former Name or Address, if changed since last report:  N/A
                                                                    ---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

On March 26, 2008, Mueller Industries, Inc. mailed a letter to its stockholders, customers & employees a copy of which is attached as
Exhibit 99.1.

Mueller Industries, Inc. does not intend for this Item 7.01 or Exhibit 99.1 to be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.


Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

      99.1   Letter to Stockholders, Customers & Employees








































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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MUELLER INDUSTRIES, INC.

                                   By:     /s/ Kent A. McKee
                                           -------------------
                                   Name:   Kent A. McKee
                                   Title:  Executive Vice President
                                           and Chief Financial Officer

Date: March 26, 2008









































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                                  Exhibit Index

Exhibit No.    Description
-----------    -----------


      99.1   Letter to Stockholders, Customers & Employees